Exhibit 10.105


                     FIRST AMENDMENT TO TERM LOAN AGREEMENT

     This First Amendment to Term Loan Agreement (this "Amendment") is made as of this 13th day of January, 2006 by and among Montgomery Mall Associates Limited Partnership, a Delaware limited partnership (the "Owner") and Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("GPLP" and collectively with Owner, the "Borrower"), KeyBank National Association, a national banking association, and the several banks, financial institutions and other entities from time to time parties to this Agreement (collectively, the "Lender") and KeyBank National Association, not individually, but as "Administrative Agent."

                                    RECITALS
                                    --------

     A. Borrower and Administrative Agent are parties to a Term Loan Agreement dated as of July 31, 2005, (the "Credit Agreement"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings described as such terms in the Credit Agreement.

     B. Pursuant to the terms of the Credit Agreement, the Lender made available a term loan to the Borrower of $40,000,000, which pursuant to its terms has been reduced to $25,000,000.

     C. Administrative Agent is making available a $30,000,000 term loan, dated as of even date herewith, to GPLP and GM Olathe, LLC, as borrowers thereunder, with respect to an asset located in Olathe, Kansas ("Olathe Term Loan").

     D. Borrower has requested a reduction in the LIBOR Applicable Margin in connection with the Olathe Term Loan.

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AMENDMENTS
                                   ----------

     1. The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.

     2. Article I of the Credit Agreement is hereby amended by revising the following definition as follows:

     "LIBOR Applicable Margin" means one and sixty-five one hundredths of one percent (1.65%) per annum.

     3. Borrower hereby represents and warrants that:

          (a) no Default or Unmatured Default will exist under the Loan Documents as of the effective date of this Amendment;

          (b) the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

          (c) there has been no material adverse change in the financial condition of Borrower as shown in its September 30, 2005 financial statements;

          (d) Borrower has full power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

          (e) all representations and warranties contained in Article 5 of the Credit Agreement are true and correct as of the date hereof and all references therein to "the date of this Agreement" shall refer to "the date of this Amendment."

     4. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     5. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Ohio, but giving effect to federal laws applicable to national banks.

     6. This Amendment shall become effective when it is executed by Borrower and Administrative Agent.

                      [Balance of Page Intentionally Blank]


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

     IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

                                   BORROWER
                                   MONTGOMERY MALL ASSOCIATES
                                   LIMITED PARTNERSHIP, a Delaware limited
                                   partnership

                                   By: Glimcher Montgomery, Inc., a Delaware
                                       corporation, its sole general partner

                                   By:
                                       ----------------------------------------
                                   Print Name: George A. Schmidt
                                   Title: Executive Vice President

                                   150 East Gay Street
                                   Columbus, Ohio 43215
                                   Phone: 614-621-9000
                                   Facsimile: 614-621-8863
                                   Attention: George A. Schmidt


                                   GLIMCHER PROPERTIES LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

                                   By: Glimcher Properties Corporation, a
                                       Delaware corporation, its sole general
                                       partner

                                   By:
                                       ----------------------------------------
                                   Print Name: George A. Schmidt
                                   Title: Executive Vice President

                                   150 East Gay Street
                                   Columbus, Ohio 43215
                                   Phone: 614-621-9000
                                   Facsimile: 614-621-8863
                                   Attention: George A. Schmidt


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

                                   KEYBANK NATIONAL ASSOCIATION, a
                                   national banking association,
                                   Individually and as Administrative Agent


                                   By:
                                      -----------------------------------------
                                   Print Name:
                                              ---------------------------------
                                   Title:
                                         --------------------------------------

                                   KeyBank National Association
                                   127 Public Square
                                   Cleveland, Ohio 44114
                                   Attention: Real Estate Capital
                                   Phone: 216-689-4660
                                   Facsimile: 216-689-4997


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